UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 29, 2009

Intermec, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-13279	95-4647021
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

6001 36th Avenue West Everett, Washington www.intermec.com		98203-1264
(Address of principal executive offices and internet site)		(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On April 30, 2009, Intermec, Inc. (“we,” “our” or “the company”) issued a press release announcing our preliminary financial results for the first fiscal quarter ended March 29, 2009.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference (the “April 30, 2009 Press Release”).

The April 30, 2009 Press Release includes non-GAAP (adjusted) financial measures for
•	earnings (loss) from operations before taxes
•	net (loss) earnings, and
•	earnings (loss) per diluted share.

The April 30, 2009 Press Release also includes an outlook for second quarter 2009 non-GAAP (adjusted) earnings (loss) per diluted share. Reconciliations of each of these non-GAAP financial measures to the most directly comparable GAAP financial measures are detailed in the Reconciliation of GAAP to Non-GAAP Net Earnings attached to the April 30, 2009 Press Release.

Our non-GAAP measures should be read in conjunction with the corresponding GAAP measures.  The non-GAAP measures should be considered in addition to, and not as an alternative or substitute for, the measures prepared in accordance with generally accepted accounting principles.

We believe that excluding restructuring charges (principally related to severance costs in connection with distinct organizational initiatives to reduce costs and improve operational efficiency) provides supplemental information useful to investors’ and management’s understanding of the company’s core operating results, especially when comparing those results on a consistent basis to results for previous periods and anticipated results for future periods.

The foregoing information in this Item 2.02 is furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 2.05	Costs Associated with Exit or Disposal Activities.

On April 29, 2009, we committed to a business restructuring plan intended to reduce our operating cost structure over the remainder of 2009 (the “April Announcement”).  These reductions are intended to help us realize a profitable annualized business model that reflects significantly reduced operating costs in line with revenue expectations driven by current economic conditions. We are announcing the plan to employees beginning on April 30, 2009, and have issued a press release announcing the restructuring activities described in this Item 2.05 of this Current Report.  The press release is attached as Exhibit 99.1 to this Current Report.

Under the business restructuring plan announced on April 30, 2009, we will reduce our global work force by approximately 12%. The headcount reductions will be across most areas of the company.   We expect to implement this restructuring plan over the remainder of this year, beginning in the second fiscal quarter of 2009.

The charges for the restructuring plan announced today are expected to be in a pre-tax range of $15.0 million to $17.0 million. We expect to record approximately $9.0 million to $10.0 million of restructuring charge for this plan in the second quarter of 2009, and we expect that the balance will be recorded over the remainder of 2009.  We anticipate that substantially all of the costs will be severance related and will be cash expenditures.

Item 7.01	Regulation FD Disclosure.

In the press release issued on April 30, 2009 and attached to this Current Report as Exhibit 99.1 (the “April 30, 2009 Press Release”), we announced our outlook for the second fiscal quarter of 2009 with respect to our anticipated range of revenues, our anticipated range of GAAP diluted earnings (loss) per share from continuing operations, and our anticipated range of non-GAAP diluted earnings (loss) per share from continuing operations excluding restructuring costs.

In the April 30, 2009 Press Release, we also announced our commitment to a restructuring plan relating to a reduction of our global work force, as described more fully in Item 2.05 above.  In the April 30, 2009 Press Release and in Item 2.05, we described the anticipated restructuring costs resulting from the actions described in Item 2.05.

In a press release issued on January 8, 2009 and in a Current Report on Form 8-K dated January 7, 2009, we disclosed our commitment to a restructuring plan related to reorganization of our sales function and to reduce our operating cost structure and improve efficiency (the “January Announcement”). In the April 30, 2009 Press Release reported in Item 2.02 of this Current Report, we described anticipated restructuring costs resulting from the actions described in the January Announcement.

When completed, we estimate that the actions described in Item 2.05 of this Current Report are expected to result in annualized cost savings of approximately $22 million to $25 million. These savings would be in addition to the annualized savings of approximately $14 million to $16 million expected to result from the restructuring plan relating to our sales organization and other business functions disclosed in the January Announcement.  The foregoing estimates are included in the April 30, 2009 Press Release reported in Item 2.02 of this Current Report.

Forward-Looking Statements

Statements made in this Current Report, our April 30, 2009 Press Release, and any related statements that express Intermec’s or our management’s intentions, hopes, indications, beliefs, expectations, guidance, estimates, forecasts or predictions of the future constitute forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995, and relate to matters that are not historical facts. They include, without limitation, statements regarding: our cost reduction plans; our view of general economic and market conditions; and our revenue, expense, earnings or financial outlook for the second fiscal quarter of 2009 or any current or future period.  They also include statements about our ability to develop, produce, market or sell our products, either directly or through third parties, reduce expenses, improve efficiency, realign resources, continue operational improvement and year-over-year growth, and about the applicability of accounting policies used in our financial reporting. These statements represent beliefs and expectations only as of the date they were made. We may elect to update forward-looking statements but we expressly disclaim any obligation to do so, even if our beliefs and expectations change. Actual results may differ from those expressed or implied in our forward-looking statements. Such forward-looking statements involve and are subject to certain risks and uncertainties. These include, but are not limited to, risks and uncertainties described more fully in  our reports filed or to be filed with the Securities and Exchange Commission including, but not limited to, our annual reports on Form 10-K and quarterly reports on Form 10-Q.

The foregoing information in this Item 7.01 is furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)   Exhibits

Exhibit Number	Description
99.1	Press release issued by Intermec, Inc. on April 30, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intermec, Inc.
(Registrant)

Date: April 30, 2009	By: /s/ Robert J. Driessnack Robert J. Driessnack Senior Vice President and Chief Financial Officer